[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

Exhibit 10.42

AMENDMENT NO: 3.1

TO THE CONTRACT MANUFACTURING AGREEMENT

This Amendment No: 3.1 to the Contract Manufacturing Agreement (“Amendment 3.1”) is made effective as of December 22, 2017 (“Amendment 3.1 Effective Date”) by and between

(1) Alder BioPharmaceuticals, Inc., a company incorporated in Delaware, with its principal office at 11804 North Creek Parkway South, Bothell, WA 98011 U.S.A. (“Alder”), and

(2) Sandoz GmbH, a company incorporated in Austria, with its office at Biochemiestrasse 10, A-6250 Kundl, Austria (“Sandoz”).

WHEREAS

(A) The Parties entered into a Contract Manufacturing Agreement effective as of May 4, 2015, as amended by Amendment No. 1 effective September 19, 2016, Amendment No. 2 effective November 17, 2016, and Amendment No.3 effective March 31, 2017 (“Amendment 3”) (collectively, the “Agreement”); and

(B) Under Amendment 3, Alder requested, and Sandoz agreed to perform, ALD403 Validation Activities (defined below) before the Validation Lot Campaign (VLC), and the parties now wish to amend and replace Amendment 3 with this Amendment 3.1 in order to revise Schedules 7(a) and 15 containing services to be performed by Sandoz;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Alder and Sandoz agree as follows:

Capitalized terms used in this Amendment 3.1, but not otherwise defined, have the meaning ascribed to them in the Agreement.  The parties agree that Amendment 3 is revised to include, as Schedule 7(b), the Schedule 7(b) that is attached to this Amendment 3.1, which replaces, in its entirety, Schedule 7(a) of the Agreement.  The parties agree that the Amendment 3 is revised to include, as Schedule 15(a), the Schedule 15(a) that is attached to this Amendment 3.1 which replaces, in its entirety, Schedule 15 of the Agreement. The parties further agree that the Agreement is amended as follows:

1.Definitions:

The definitions set forth below are added to Clause 1 (Definitions) of the Agreement:

“ALD403 Validation Activities” means certain activities required to validate the ALD403 process, such as preparation for validation documentation, additional sampling and testing requirements and supporting studies carried out at [***] scale related to the characterization of the upstream process as described in Clause 3 of Amendment 3 and as further described in Schedule 15, which are “Services” to be performed by Sandoz under this Agreement.

“Amendment 3.1” means that certain Amendment No: 3.1 to the Contract Manufacturing Agreement between the parties dated effective as of December 22, 2017, which amends this Agreement. Amendment 3.1 replaces Amendment 3 in its entirety.

2. Update on cost estimate for ALD403 Validation Lot Campaign:

Schedule 7(b) of this Amendment 3 replaces, in its entirety, Schedule 7(a) of the Agreement;

3. ALD403 Validation Activities:

The title of Clause 7 of the Agreement is amended from “Validation Lot Campaign (VLC)” to “Validation Lot Campaign (VLC); ALD403 Validation Activities”, and the following Clauses are added to Clause 7:

7.5.(1)Sandoz hereby undertakes to perform the ALD403 Validation Activities, as described in this Section 7.5(1) and Schedule 15.

7.5.(2) Sandoz shall provide draft protocols for the Validation Activities according to Schedule 15(a), which shall be reviewed and approved by Alder. After approval of the protocols, Sandoz shall complete the ALD403 Validation Activities. Upon completion of the ALD403 Validation Activities, Sandoz shall provide written reports to Alder for Alder’s approval describing in reasonable detail to what extent the agreed targets as set out in the ALD403 Validation Activities protocols have been reached.

7.5.(3) In consideration of the performance of the ALD403 Validation Activities and attainment of the deliverables specified in the relevant protocols or as specified in Schedule 15(a), Alder shall pay to Sandoz [***] as defined in Schedule 15(a).

7.5.(4)If Alder cancels the ALD403 Validation Activities, a cancellation fee of [***] -- will be charged.

7. 5.(5) Invoices for the ALD403 Validation Activities shall be submitted to Alder upon delivery of certain written draft protocols and reports to Alder according to Clause 7.5.(3).

4. Reference to and Effect on the Agreement.

On and after the Amendment 3.1 Effective Date, each reference to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Agreement as amended hereby.  No reference to this Amendment 3.1 need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any of such instrument or document to be deemed to be a reference to the Agreement as amended hereby.

5. Miscellaneous; Counterparts

All other terms and conditions of the Agreement remain unchanged and are in full force and effect. In the event of any conflict between the terms of this Amendment 3 and the terms of the Agreement, the terms of this Amendment 3.1 shall control.  The Agreement (including the exhibits and schedules attached thereto and referenced therein), as amended by this Amendment 3.1 (including the schedule attached hereto and referenced herein), constitutes the full understanding of the parties and is the final and complete expression of their agreement with respect to the specific subject matter thereof and hereof, and supersedes any previous or contemporaneous oral or written agreements regarding such subject matter.  No modification or alteration of any of the terms of this Amendment shall be of any effect unless in writing, signed by both parties.  This Amendment 3.1 is governed by and shall be construed in accordance with the laws of the State of New York, U.S.A., without regard to the conflict of law principles thereof.  This Amendment 3.1 may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.  Any such counterpart may contain one or more signature pages.  This Amendment 3.1 may be executed by facsimile or portable document format (.pdf) signature pages, which shall be binding to the same extent as an original signature page.

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the undersigned have caused this Amendment 3.1 to be executed and delivered on the date first written above.

Sandoz GmbH	Alder BioPharmaceuticals, Inc.
Date:
By:
Name: Title:

Sandoz GmbH
Date:
By:
Name: Title:

List of Schedules

Schedule 7(b)                   Validation Lot Campaign (VLC)

Schedule 15(a)                   ALD403 Validation Activities

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 7(b)VALIDATION LOT CAMPAIGN (VLC)

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 15(a)ALD403 Validation Activities

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.